December 31, 2022

SUMMARY PROSPECTUS

STET Massachusetts Municipal Bond Fund (SMSYX)

Class Y

Before you invest, you may want to review the Fund's Prospectus, which contains information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Fund's Statement of Additional Information and annual and semi-annual reports, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's Prospectus and Statement of Additional Information, dated December 31, 2022, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Fund's website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

SEI / SUMMARY PROSPECTUS

Investment Goal

The highest level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.33%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.57%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Massachusetts Municipal Bond Fund — Class Y Shares	$58	$183	$318	$714

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Massachusetts Municipal Bond Fund will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade municipal securities that pay interest that is exempt from federal and Massachusetts state income taxes, including, but not limited to, municipal bonds, notes and commercial paper. The principal issuers of these securities are state and local governments and their agencies located in Massachusetts, as well as in Puerto Rico and other U.S. territories and possessions.

The Fund uses a sub-adviser (the Sub-Adviser) to manage the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). The Sub-Adviser selects securities based on its view on the future direction of interest rates and the shape of the yield curve, as well as its views on credit quality and sector allocation issues. Where possible, the Sub-Adviser will attempt to acquire securities that are underpriced relative to other eligible securities. The Sub-Adviser will strive to maintain an average weighted portfolio maturity of three to ten years. The Fund may, to a limited extent, invest in securities subject to the alternative minimum tax or in debt securities subject to federal and Massachusetts state income taxes. The Fund may also invest in municipal securities rated below investment grade (junk bonds).

Principal Risks

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and make interest payments on securities

SEI / SUMMARY PROSPECTUS

owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund's securities.

Massachusetts Investment Risk — The Fund's performance will be affected by the fiscal and economic health of the Commonwealth of Massachusetts, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Massachusetts municipal issuers.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the asset diversification requirements under the Internal Revenue Code of 1986, as amended, for classification as a regulated investment company.

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Credit Risk — The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a contract fails to make timely payment or otherwise honor its obligations. If the Fund purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund's fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer's underlying asset portfolio and the issuer's ability to issue new asset-backed commercial paper.

Call Risk — Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Bonds may be called due to falling interest rates or non-economical circumstances.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Duration Risk — Longer-term securities in which the Fund may invest are more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

SEI / SUMMARY PROSPECTUS

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative.

Taxation Risk — The Fund will rely on the opinion of issuers' bond counsel on the tax-exempt status of interest on municipal bond obligations. Neither the Fund nor its Sub-Adviser will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities. The Fund may invest a portion of its assets in securities that generate income that is subject to federal, state and local income tax, including the federal alternative minimum tax. Tax advantages of municipal bond funds are not applicable for those investing through a tax-deferred account, such as an individual retirement account or employer-sponsored retirement plan.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.85% (6/30/20)
Worst Quarter: -3.97% (12/31/16)
The Fund's Class Y total return (pre-tax) from January 1, 2022 to September 30, 2022 was -9.98%.
The Fund's Class Y Shares commenced operations on October 30, 2015. For full calendar years through December 31, 2015, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the Fund's return after taxes may exceed the Fund's return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Massachusetts Municipal Bond Fund*	1 Year	5 Years	10 Years	Since Inception (8/19/1998)
Return Before Taxes	-0.81%	2.86%	2.29%	3.69%
Return After Taxes on Distributions	-0.92%	2.77%	2.27%	3.63%
Return After Taxes on Distributions and Sale of Fund Shares	0.12%	2.59%	2.29%	3.57%
Bloomberg Massachusetts Intermediate Municipal Index Return (reflects no deduction for fees, expenses or taxes)	-0.30%	3.53%	2.99%	4.44%

* The Fund's Class Y Shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

SEI / SUMMARY PROSPECTUS

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Richard A. Bamford	Since 1999	Portfolio Manager
Daniel Falkowski	Since 2022	Assistant Portfolio Manager

Sub-Adviser and Portfolio Manager.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Insight North America LLC	Daniel Rabasco, CFA	Since 2010	Head of Municipal Bonds

Tax Information

The Fund intends to make distributions consisting of exempt-interest dividends that are exempt from federal income and Massachusetts state income taxes. The Fund may invest a portion of its assets in securities that generate income that is subject to federal and Massachusetts state income taxes, including the federal alternative minimum tax.

Purchase and Sale of Fund Shares

The minimum initial investment for Class Y Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. Notwithstanding the foregoing, a higher minimum investment amount may be required for certain types of investors to be eligible to invest in Class Y shares.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for business. You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent or the Fund's authorized agent, using certain SEI Investments Company or third party systems or by calling 1-800-858-7233, as applicable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.